UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2023

Chenghe Acquisition Co.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41366	98-1598077
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

38 Beach Road #29-11
South Beach Tower
Singapore (189767)

(Address of principal executive offices, including zip code)

(+65) 9851 8611

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	CHEA	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CHEAW	The Nasdaq Stock Market LLC
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	CHEAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

Business Combination Agreement

On July 21, 2023, Chenghe Acquisition Co., a Cayman Islands exempted company (the “SPAC”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with SEMILUX INTERNATIONAL LTD., a Cayman Islands exempted company limited by shares (“CayCo”), SEMILUX LTD., a Cayman Islands exempted company limited by shares and a direct wholly owned subsidiary of CayCo (“Merger Sub”), and Taiwan Color Optics, Inc. (the “Company” and together with CayCo and Merger Sub, the “Company Parties”), a company incorporated and in existence under the laws of Taiwan with uniform commercial number of 25052644, pursuant to which, among other transactions, on the terms and subject to the conditions set forth therein, Merger Sub shall be merged with and into SPAC with SPAC being the surviving company and as a direct, wholly owned subsidiary of CayCo (the “Merger”), and SPAC will change its name to “SEMILUX LTD.” (the “Business Combination”). The closing of the Business Combination will be conditional upon, among other things, the closing of the TCO Restructuring (the “TCO Restructuring Closing”) (as discussed further below).

The time of the closing of the Business Combination is referred to herein as the “Closing.” The date of the Closing of the Business Combination is referred to herein as the “Closing Date.” Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Business Combination Agreement.

The Business Combination Agreement and the transactions contemplated thereby were approved by the board of directors of SPAC. The closing of the Business Combination is expected to occur in the fourth quarter of 2023, subject to the terms and condition of the Business Combination Agreement.

TCO Restructuring

As of the date of the Business Combination Agreement, CayCo has entered into the Phase I Restructuring Documents with certain shareholders of the Company, pursuant to which CayCo acquired 60% of the Aggregate Fully Diluted Company Shares of the Company. The Company shall use its best efforts to sign the Phase II Restructuring Documents with all of the remaining Company Shareholders within twenty (20) Business Days after the Company has received the Company Shareholder Approval. The Company Parties shall each use their respective best efforts to procure that sufficient Company Shareholders will execute the Company Restructuring Documents such that the Company Acquisition Percentage shall be at least 90.1%. The purchase and acquisition of the Company Shares by CayCo in accordance with the Company Restructuring Documents at the TCO Restructuring Closing shall be referred to as the “Company Acquisition”.

The Company Parties agree that the Company Restructuring Documents shall provide that at the TCO Restructuring Closing, CayCo shall issue and allot to each Company Shareholder who has agreed to so subscribe (“Company Shareholders Subscription” and together with Company Acquisition, the “TCO Restructuring”) in respective of each Company Share owned by such person, a number of CayCo Ordinary Shares that is no more than the Subscription Factor.

The TCO Restructuring Closing shall take place at least one (1) Business Day before the Closing Date or such other time and place as SPAC and the Company may mutually agree.

As soon as practicable and to the extent legally feasible under applicable Laws after the Closing, the Company shall enter into and consummate a share exchange transaction with CayCo pursuant to the Merger and Acquisition Act of Taiwan for CayCo to acquire the Company Shares owned by the Remaining Company Shareholders with cash consideration at a price per share no greater the per share equity value implied by the Base Equity Value.

The “Subscription Factor” is a number resulting from dividing (x) the result of the quantity of the Base Equity Value divided by US$10.00, by (y) the Aggregate Fully Diluted Company Shares as at the time of calculation. The “Aggregate Fully Diluted Company Shares” means, without duplication, the aggregate number of Company Shares that are (i) issued and outstanding or (ii) issuable upon, or subject to the consummation of any PIPE Investment, if any. The “Base Equity Value” means US$380,000,000. The “Company Acquisition Percentage” means a number, expressed as a percentage, calculated by dividing (x) the number of Aggregate Fully Diluted Company Shares owned by CayCo immediately after the TCO Restructuring Closing by (y) the Aggregate Fully Diluted Company Shares at such time.

The Merger

Pursuant to the Business Combination Agreement, at the Merger Effective Time, (i) each outstanding SPAC Unit (“SPAC Unit”), consisting of one (1) SPAC Class A Ordinary Share and one-half (1/2) of one (1) SPAC Warrant, will be automatically separated (“Unit Separation”) and the holder thereof will be deemed to hold one (1) SPAC Class A Ordinary Share and one-half (1/2) of one (1) SPAC Warrant; (ii) each SPAC Class B Ordinary Share that is issued and outstanding immediately prior to the Merger Effective Time shall be automatically converted into one (1) SPAC Class A Ordinary Share (the “SPAC Blass B Conversion”) and each SPAC Class B Ordinary Shares shall no longer be issued and outstanding and shall automatically be cancelled and cease to exist; (iii) each SPAC Class A Ordinary Share (which for the avoidance of doubt, includes the SPAC Class A Ordinary Shares (A) issued in connection with the SPAC Class B Conversion; and (B) held as a result of Unit Separation) shall be converted into the right to receive one (1) CayCo Ordinary Share; and (iv) each SPAC Warrant that is outstanding and unexercised shall be automatically converted into the right to receive a CayCo Warrant, which shall be on the same terms and conditions as the applicable SPAC Warrant.

At the Closing, in accordance with the Companies Act (as revised) of the Cayman Islands, Merger Sub will merge with and into SPAC, the separate corporate existence of Merger Sub will cease and SPAC will be the surviving corporation and a wholly-owned subsidiary of CayCo.

Representations and Warranties; Covenants

The parties to the Business Combination Agreement have agreed to customary representations and warranties for transactions of this type. The representations and warranties made under the Business Combination Agreement will not survive the Closing.

In addition, the parties to the Business Combination Agreement agreed to be bound by certain customary covenants for transactions of this type, including, among others, (i) a covenant of each party to use its reasonable best efforts to cause the Business Combination and the TCO Restructuring to be consummated after the date of the execution of the Business Combination Agreement as promptly as reasonably practicable, (ii) a covenant of the Company Parties to take all actions as soon as practicable (to the extent legally feasible) and as may be reasonably necessary to, among other things, implement and consummate the Squeeze Out; (iii) a covenant of the Company to use its best efforts to sign the Phase II Restructuring Documents with all of the remaining Company Shareholders within twenty (20) Business Days after the Company has received the Company Shareholder Approval, and the Company Parties to each use their respective best efforts to procure that sufficient Company Shareholders will execute the Company Restructuring Documents such that the Company Acquisition Percentage shall be at least 90.1%; (iv) a covenant of each party to jointly prepare and CayCo to file with the SEC the registration statement on Form F-4 (the “Registration Statement”), which shall include proxy statement sent to SPAC Shareholders relating to the SPAC Shareholders’ Meeting and a prospectus in connection with the registration under the Securities Act of CayCo Ordinary Shares that will be issued in connection with the Merger and the TCO Restructuring; (v) a covenant of SPAC to convene an extraordinary general meeting of SPAC (the “SPAC Shareholders’ Meeting”) as soon as promptly as practicable after the Registration Statement is declared effective under the Securities Act but no later than thirty-five (35) Business Days following the date of the Registration Statement is declared effective and of the board of directors of SPAC to recommend that the shareholders of the SPAC approve the shareholder proposals; (vi) a covenant of the Company to obtain and deliver to SPAC the Company Shareholder Approval through an extraordinary general shareholders meeting as soon as practicable but in no event later than thirty (30) Business Days after the date of the Business Combination Agreement; (vii) covenants prohibiting the Group, CayCo, Merger Sub and SPAC from, among other things, solicitating or negotiating with third parties regarding alternative transactions and agreeing to certain related restrictions; (viii) a covenant by the Company to deliver to SPAC the audited financing statements as of and for the years ended December 31, 2022 and 2021 that have been prepared in accordance with PCAOB auditing standards by a PCAOB qualified auditor and other audited and unaudited financial statements of the Company that are required to be included in the Registration Statement; (ix) a covenant by the Company Parties to use their respective best efforts to obtain the Phase I IC Approval within thirty (30) Business Days after the date of Business Combination Agreement and the Phase II IC Approval required to consummate the Transaction and TCO Restructuring as promptly as reasonably practicable and in any event within thirty (30) Business Days after the Company receiving the Company Shareholder Approval; (x) a covenant by the Company and SPAC to reasonably cooperate in a timely manner in connection with any financing arrangement the parties seek in connection with Transactions; and (xi) a covenant by the Company Parties and their Affiliates to as soon as practicable after the date of the Business Combination Agreement and in any event before the Closing Date, make any required notification and obtain all Third Party Consents under any applicable Contracts, in connection with the Transaction or the TCO Restructuring.

Conditions to Each Party’s Obligations

Under the Business Combination Agreement, the obligations of the parties (or, in some cases, some of the parties) to consummate the Business Combination are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, among others, (i) the accuracy of representations and warranties to various standards, from no material qualifier to a material adverse effect qualifier, (ii) material compliance with pre-closing covenants, (iii) no material adverse effect for the Company, (iv) the Company Acquisition Percentage reaching at least 90.1%; (v) the consummation of the TCO Restructuring; (v) the delivery of customary closing certificates, (vi) the receipt of Taiwan IC Approval and such approval being effective, (vii) the receipt of all Third Party Consents, if any, (viii) the absence of a legal prohibition on consummating the transactions, (ix) approval by the SPAC’s and the Company’s shareholders, (x) approval of a listing application on the applicable Stock Exchange for newly issued shares, and (xi) SPAC having at least US$5,000,001 of net tangible assets remaining after redemption.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances at any time prior to the closing of the Business Combination, including, among other things, (i) by mutual written consent of SPAC and the Company, (ii) by the Company or SPAC, upon any governmental order (except for Taiwan IC Approval) preventing the consummation of the Merger or the TCO Restructuring which shall have become final and non-appealable, (iii) by SPAC, upon a material breach of any representation, warranty, covenant or agreement, (iv) by SPAC, if the Company Acquisition Percentage shall have not reached 90.1% at the TCO Restructuring Closing, (v) by SPAC, if the Company Parties fail to (x) receive the Phase I IC Approval within thirty (30) Business Days after the date of Business Combination Agreement, (y) the Phase II IC Approval within thirty (30) Business Days after the Company receiving the Company Shareholder Approval or (z) such Taiwan IC Approval is revoked, terminated or loses effect, (vi) by SPAC, if the Company has suffered a Company Material Adverse Effect, (vii) by the Company or SPAC, if the Business Combination has not been consummated within ten (10) months after the date of the Business Combination and such failure in closing beyond such date is not due to the breach of the Business Combination Agreement by the party seeking to terminate and (viii) by SPAC, if the Company Shareholder Approval has not been obtained within twenty (20) Business Days after the date of the Business Combination Agreement.

The foregoing description of the Business Combination Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The Business Combination Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in the SPAC’s public disclosures.

Other Agreements

The Business Combination Agreement contemplates the execution of various additional agreements and instruments, on or before the Closing, including, among others, the following:

Sponsor Support Agreement

Concurrently with the execution of the Business Combination Agreement, SPAC, Chenghe Investment Co., a Cayman Islands limited liability company (the “Sponsor”) and the Company entered into a sponsor support agreement (the “Sponsor Support Agreement”), pursuant to which the Sponsor has agreed to, among other things, vote in favor of the transactions contemplated under the Business Combination Agreement, from the date when the Company received the last Taiwan IC Approval until the Closing Date or, if earlier, until termination of the Business Combination Agreement.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Company Support Agreement

Concurrently with the execution of the Business Combination Agreement, SPAC, the Company, CayCo, certain shareholders of the Company listed thereto (each, a “Company Shareholder”) and certain shareholders of CayCo listed thereto (each, a “CayCo Shareholder”) entered into a company shareholder support agreement (the “Company Support Agreement”), pursuant to which each Company Shareholder and CayCo Shareholder has agreed to, among other things, vote to the transactions contemplated under the Business Combination Agreement, and to not transfer any Subject Shares (as defined in the Company Support Agreement) until termination of the Company Support Agreement.

The foregoing description of the Company Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Company Support Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Lock-up Agreement

At the Closing, CayCo, the Sponsor, certain shareholders of the Company (the “Company Holders”) listed thereto and certain persons listed thereto (the “Sponsor Key Holders”, and together with the Company Holders, the “Holders”) will enter into a lock-up agreement (the “Lock-up Agreement”). Pursuant to the Lock-up Agreement, each Holder agrees to not to transfer any Lock-Up Shares (as defined in the Lock-Up Agreement) for a period of six (6) months after the Closing Date, with certain exceptions and carveouts.

The foregoing description of the Lock-up Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Lock-up Agreement, a copy of the form of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Investor Rights Agreement

At the Closing, CayCo, Merger Sub, the Company, SPAC and other parties listed thereto will enter into an investor rights agreement (the “Investor Rights Agreement”). Pursuant to the Investor Rights Agreement, (i) CayCo will agree to undertake certain resale shelf registration obligations in accordance with the U.S. Securities Act of 1933, as amended (the “Securities Act”) and certain holders have been granted customary demand and piggyback registration rights, and (ii) each party to the Investor Rights Agreement agrees to cause (x) the board of CayCo to be comprised of five (5) directors (subject to increase by unanimous resolutions of the board from time to time), (y) one (1) of such directors should be nominated by the Sponsor and (z) as long as the Sponsor Parties (as defined in the Investor Rights Agreement) beneficially own any CayCo Ordinary Shares, CayCo shall take all necessary actions to cause the individuals nominated by the Sponsor for election as directors to be elected as directors.

The foregoing description of the Investor Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Investor Rights Agreement, a copy of the form of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On July 21, 2023, the Company issued a press release announcing the execution of the Business Combination Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The foregoing Exhibits 99.1 is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibit 99.1.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

This current report relates to the proposed business combination between Chenghe Acquisition Co. (“CHEA”) and Taiwan Color Optics, Inc. (“TCO”). This current report does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. TCO intends to file a Registration Statement on Form F-4 with the SEC, which will include a document that serves as a joint prospectus and proxy statement, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all CHEA shareholders. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. CHEA and TCO will also file other documents regarding the proposed business combination with the SEC. This current report does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF CHEA ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by CHEA and TCO through the website maintained by the SEC at www.sec.gov. The documents filed by CHEA and TCO with the SEC also may be obtained free of charge upon written request to Chenghe Acquisition Co., 38 Beach Road #29-11, South Beach Tower, Singapore.

Participants in the Solicitations

CHEA, TCO and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from CHEA’s shareholders in connection with the proposed business combination. You can find information about CHEA’s directors and executive officers and their interest in CHEA can be found in CHEA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was originally filed with the SEC on March 31, 2023. A list of the names of the directors, executive officers, other members of management and employees of CHEA and TCO, as well as information regarding their interests in the business combination, will be contained in the Registration Statement on Form F-4 to be filed with the SEC by TCO. Additional information regarding the interests of such potential participants in the solicitation process may also be included in other relevant documents when they are filed with the SEC. You may obtain free copies of these documents from the sources indicated above.

Caution About Forward-Looking Statements

This current report may contain forward-looking statements within the meaning of section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and section 21E of the U.S. Securities Exchange Act of 1934 (“Exchange Act”) that are based on beliefs and assumptions and on information currently available to CHEA and TCO. These forward-looking statements are based on CHEA’s and TCO’s expectations and beliefs concerning future events and involve risks and uncertainties that may cause actual results to differ materially from current expectations. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including projections of market opportunity and market share, the capability of TCO’s business plans including its plans to expand, the sources and uses of cash from the proposed transaction, the anticipated enterprise value of the combined company following the consummation of the proposed business combination, anticipated benefits of the proposed business combination and expectations related to the terms and timing of the proposed business combination, are also forward-looking statements.

Although each of CHEA and TCO believes that it has a reasonable basis for each forward-looking statement contained in this current report, each of CHEA and TCO cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. These factors are difficult to predict accurately and may be beyond CHEA’s and TCO’s control. In addition, there will be risks and uncertainties described in the proxy statement/prospectus on Form F-4 relating to the proposed business combination, which is expected to be filed by TCO with the SEC and other documents filed by CHEA or TCO from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those expressed or implied in the forward-looking statements.

There may be additional risks that neither CHEA or TCO presently know or that CHEA and TCO currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by CHEA or TCO, their respective directors, officers or employees or any other person that CHEA and TCO will achieve their objectives and plans in any specified time frame, or at all. Forward-looking statements in this current report or elsewhere speak only as of the date made. New uncertainties and risks arise from time to time, and it is impossible for CHEA or TCO to predict these events or how they may affect CHEA or TCO. Except as required by law, neither CHEA nor TCO has any duty to, and does not intend to, update or revise the forward-looking statements in this current report or elsewhere after the date this current report is issued. In light of these risks and uncertainties, investors should keep in mind that results, events or developments discussed in any forward-looking statement made in this current report may not occur. Uncertainties and risk factors that could affect CHEA’s and TCO’s future performance and cause results to differ from the forward-looking statements in this release include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination; the outcome of any legal proceedings that may be instituted against CHEA or TCO, the combined company or others following the announcement of the business combination; the inability to complete the business combination due to the failure to obtain approval of the shareholders of CHEA or to satisfy other conditions to closing; changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations; the ability to meet stock exchange listing standards following the consummation of the business combination; the risk that the business combination disrupts current plans and operations of CHEA or TCO as a result of the announcement and consummation of the business combination; the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and retain its management and key employees; costs related to the business combination; changes in applicable laws or regulations; CHEA’s estimates of expenditures and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments; the impact of the COVID-19 pandemic; changes in laws and regulations that impact TCO; ability to enforce, protect and maintain intellectual property rights; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in CHEA’s final prospectus dated April 27, 2022 relating to its initial public offering and in subsequent filings with the SEC, including the registration statement on Form F-4 relating to the business combination expected to be filed by TCO.

No Offer or Solicitation

This current report does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Business Combination Agreement, dated as of July 21, 2023, by and among Chenghe Acquisition Co., SEMILUX INTERNATION LTD., SEMILUX LTD and Taiwan Color Optics, Inc..

10.1*	Sponsor Support Agreement, dated as of July 21, 2023, by and among Chenghe Acquisition Co., Chenghe Investment Co., and Taiwan Color Optics, Inc.

10.2*	Company Shareholder Support Agreement, dated as of 21, 2023, by and among Chenghe Acquisition Co., Taiwan Color Optics, Inc., SEMILUX LTD., certain shareholders of Taiwan Color Optics, Inc. and certain shareholders of SEMILUX INTERNATIONAL LTD.

10.3*	Form of Lock-up Agreement by and among Chenghe Acquisition Co., SEMILUX LTD., Chenghe Investment Co. and certain other parties thereto.

10.4*	Form of Investor Rights Agreement by and among Chenghe Acquisition Co., SEMILUX INTERNATION LTD., SEMILUX LTD, Taiwan Color Optics, Inc., Chenghe Investment Co. and certain other parties thereto.

99.1	Press Release, dated as of July 21, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The SPAC hereby undertakes to furnish supplementally a copy of any omitted schedule to the SEC upon its request; provided, however, that the SPAC may request confidential treatment for any such schedules so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chenghe Acquisition Co.

	By:	/s/ Shibin Wang
	Name:	Shibin Wang
	Title:	Chief Executive Officer
Date: July 21, 2023